UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2011

DUKE REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.    Other Events

We expect to file a registration statement on Form S-3 during November 2011 in order to renew our Direct Stock Purchase and Dividend Reinvestment Plan. In connection with the expected filing, we have reclassified the operations of certain properties that have either sold or were classified as held for sale subsequent to December 31, 2010 within our consolidated financial statements and notes to consolidated financial statements that were previously filed in our 2010 Annual Report on Form 10-K.

We are required to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. We are also required to reclassify results of operations from a property disposed, or classified as held for sale, as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements of Duke Realty Corporation for the years ended December 31, 2010, 2009 and 2008, including revised notes thereto, which reflect the reclassification of the operations of certain properties to discontinued operations.

During the nine-month period ended September 30, 2011, we sold or held for sale nine properties owned by us and not classified as held for sale at December 31, 2010. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2010, 2009 and 2008 in the accompanying consolidated financial statements and notes to consolidated financial statements. There is no effect on the previously reported net income available for common shareholders.

Management does not believe that this reclassification has a material effect on our selected consolidated financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2010, 2009 and 2008 as previously reported in our 2010 Annual Report on Form 10-K. We are not revising Management’s Discussion and Analysis (MD&A) included in our 2010 Annual Report on Form 10-K given the insignificance of the reclassified amounts.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

    (c)     Exhibits

Exhibit

Number	Description

12	Statement re: Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends
23         Consent of KPMG LLP

99.1	Report of Independent Registered Public Accounting Firm

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements, Years Ended December 31, 2010, 2009 and 2008

99.3	Schedule III – Duke Realty Corporation Combined Real Estate and Accumulated Depreciation – December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

Dated: November 15, 2011        By:    /s/Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer